UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2007

OMI CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Marshall Islands	000-14135	52-2098714
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

One Station Place, Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 203.602.6700

None
(Former Name or Former Address, if Changed Since Last Report)

_________________

          Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement.

Transaction Agreement

          On April 17, 2007, OMI Corporation, a corporation organized under the laws of The Republic of the Marshall Islands ("Company"), entered into a Transaction Agreement (the "Agreement") with Teekay Shipping Corporation, a corporation organized under the laws of The Republic of the Marshall Islands ("Teekay"), A/S Dampskibsselskabet Torm, a Danish company ("Torm") and together with Teekay, collectively ("Parent") and Omaha, Inc., a corporation organized under the laws of The Republic of the Marshall Islands and a wholly-owned subsidiary of Parent ("Acquisition Sub"), pursuant to which, among other things, Acquisition Sub will commence a tender offer for all the outstanding shares of common stock of Company, subject to the terms and conditions of the Agreement.

          Pursuant to the Agreement, and upon the terms and subject to the conditions thereof, Acquisition Sub will commence a tender offer (the "Offer") to acquire all the outstanding shares of common stock, par value $0.50 per share, of Company, including the associated preferred stock purchase rights ("Rights") issued pursuant to the Rights Agreement, dated as of November 19, 1998, between Company and American Stock Transfer & Trust Company as successor Rights Agent (as amended, the "Rights Agreement") (the shares of common stock, together with the Rights, are referred to collectively as the "Shares"), at a price of $29.25 per Share, net to the seller in cash, without interest (the "Offer Price"). The Agreement provides that the Offer will be commenced by April 27, 2007, and will remain open for at least 20 business days. Consummation of the Offer will be subject to the terms and conditions set forth in the Agreement. After the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Agreement, Company will merge with and into Acquisition Sub (the "Merger") and Acquisition Sub will continue as the surviving corporation (the "Surviving Corporation"). Following the consummation of the Offer, each Share that is issued and outstanding immediately prior to the effective time of the Merger(other than Shares owned directly or indirectly by Parent, Acquisition Sub, or Company, which will be cancelled with no consideration issued in exchange therefore in the Merger) will be canceled and converted into the right to receive cash in an amount equal to the Offer Price.

          The foregoing summary of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement attached as Exhibit 2.1 hereto and incorporated herein by reference.

Amendment to Rights Agreement

          On April 17, 2007, the Company’s board of directors adopted and approved an amendment (the "Amendment") to the Rights Agreement. As a result of the Amendment, (1) the Rights issued under the Rights Agreement will be inapplicable to the Offer, the Merger, the Agreement and the other transactions contemplated by the Agreement, and (2) neither the Offer nor the Merger will cause the Rights to separate from the Shares or permit the Company’s stockholders to exercise the Rights.

          The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference in its entirety.

Additional Information

          The tender offer described in this report has not yet commenced, and this report is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, Acquisition Sub will file a tender offer statement with the U.S. Securities and Exchange Commission (the "Commission"). Investors and Company security holders are strongly advised to read the tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement that will be filed by Company with the Commission, because they will contain important information. These documents will be available at no charge on the Commission’s Web site at www.sec.gov.

Safe Harbor for Forward-Looking Statements

          Statements in this Current Report on Form 8-K may contain, in addition to historical information, certain forward-looking statements. All statements included in this Current Report on Form 8-K concerning activities, events or developments that Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the risk that the tender offer will not close because of a failure to satisfy one or more of the closing conditions and that Company’s business will have been adversely impacted during the pendency of the tender offer. Additional information on these and other risks, uncertainties and factors is included in Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

          (d)           Exhibits.

          The following exhibits are attached to this Current Report on Form 8-K:

Exhibit
Number	Description

2.1	Transaction Agreement, dated as of April 17, 2007, among OMI Corporation, Teekay Shipping
Corporation, A/S Dampskibbsselskabet Torm, and Omaha, Inc.

4.1	Amendment No. 1 to Rights Agreement, dated as of April 17, 2007, between Company and American
Stock Transfer & Trust Company

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMI Corporation

Date: April 20, 2007

	By:	/s/ Craig H. Stevenson, Jr.
	Name:	Craig H. Stevenson, Jr.
	Title:	Chairman of the Board and Chief
Executive Officer

	By:	/s/ Kathleen C. Haines
	Name:	Kathleen C. Haines
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Transaction Agreement, dated as of April 17, 2007, among OMI Corporation, Teekay Shipping
Corporation, A/S Dampskibbsselskabet Torm, and Omaha, Inc.

4.1	Amendment No. 1 to Rights Agreement, dated as of April 17, 2007, between Company and American
Stock Transfer & Trust Company